SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                            PROSPECTUSES OF THE FUND

                                 ----------------

                          DWS International Equity Fund



Deutsche Asset Management, Inc. (the "Advisor"), the advisor of the above-noted fund, is proposing the following fund merger as part of the Advisor's initiative to restructure and streamline the family of DWS funds. In the chart below, the Acquired Fund on the left is merging into the Acquiring Fund on the right.


--------------------------------------------------------------------------------
Acquired Fund                             Acquiring Fund
--------------------------------------------------------------------------------
DWS International Equity Fund             DWS International Fund
--------------------------------------------------------------------------------

Completion of the merger is subject to a number of conditions, including final approval by each fund's Board and approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held in 2007. Prior to the shareholder meeting, shareholders of the Acquired Fund will receive: (i) a Proxy Statement/ Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger; (ii) a proxy card with which shareholders may vote on the proposed merger; and (iii) a Prospectus for the Acquiring Fund.








               Please Retain This Supplement for Future Reference




                                                                     [Logo]DWS
                                                                       SCUDDER
October 13, 2006                                           Deutsche Bank Group